SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     March 30, 2001
                                                     ---------------




                          DENDRITE INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey               0-26138                    22-2786386
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
  of Incorporation)               File Number)              Identification No.)




1200 Mount Kemble Avenue, Morristown, New Jersey                07960-6767
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code     (973) 425-1200
                                                       -------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.


         Restated Certificate of Incorporation.


         Dendrite International, Inc. (the "Company") made three amendments to its Restated Certificate of Incorporation. The first was dated as of and filed with the Department of Treasury of the State of New Jersey on August 19, 1998; the second was dated as of September 30, 1999 and filed with the Department of Treasury of the State of New Jersey on October 5, 1999; and the third was dated as of February 20, 2001 and filed with the Department of Treasury of the State of New Jersey on February 21, 2001.


         Employment Agreements.


         The Company entered into an employment agreement with Kathleen Donovan (formerly Kathleen Chalovich) dated as of August 7, 1997, which was amended as of January 25, 2000. The Company entered into an employment agreement with Christine Pellizzari dated as of September 8, 1998, which was amended as of August 1, 2000. The Company also entered into an employment agreement with Marc Kustoff dated as of August 7, 2000. In addition, the Company amended existing employment agreements with George T. Robson, Mark Cieplik, Teresa F. Winslow and Christopher J. French each dated as of May 26, 1999.



         Leases; Purchase and Sale of Real Property.


         The Company entered into an Agreement of Purchase and Sale with Townsend Property Trust Limited Partnership d/b/a TPT Limited Partnership on January 5, 2001, to purchase certain real property located at 330 South Randolphville Road, Piscataway, New Jersey.


         The Company entered into two lease agreements with Liberty Property Limited Partnership concerning two buildings in the Liberty Executive Park located in Chesapeake, Virginia.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


                  3.1(a) Certificate of Amendment to the Restated Certificate of Incorporation of Dendrite International, Inc. dated August 19, 1998.

                  3.1(b) Certificate of Amendment to the Restated Certificate of Incorporation of Dendrite International, Inc. dated September 30, 1999.

                  3.1(c) Certificate of Amendment to the Restated Certificate of Incorporation of Dendrite International, Inc. Setting Forth the Terms of Series A Junior Participating Preferred Stock dated February 20, 2001.

                  10.17 Employment Agreement, dated as of August 7, 1997 between Dendrite International, Inc. and Kathleen Donovan.

                  10.18 Employment Agreement, dated as of September 8, 1998 between Dendrite International, Inc. and Christine Pellizzari.

                  10.19 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and Mark Cieplik.

                  10.20 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and Teresa F. Winslow.

                  10.21 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and Christopher J. French.

                  10.22 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and George T. Robson.

                  10.23    Amendment  to  Employment  Agreement,   dated  as  of
                           January 25, 2000 between Dendrite International, Inc. and Kathleen Donovan.

                  10.24 Amendment to Employment Agreement, dated as of August 1, 2000 between Dendrite International, Inc. and Christine Pellizzari.

                  10.25    Employment  Agreement,  dated as of  August  7,  2000
                           between   Dendrite   International,   Inc.  and  Marc
                           Kustoff.

                  10.26    Agreement  of  Purchase  and  Sale  between  Dendrite
                           International,   Inc.  and  Townsend  Property  Trust
                           Limited Partnership dated January 5, 2001.

                  10.27 Deed of Lease between Liberty Property Limited Partnership and Dendrite International, Inc., for Dendrite Building I of the Liberty Executive Park in Chesapeake, Virginia.

                  10.28 Deed of Lease between Liberty Property Limited Partnership and Dendrite International, Inc. for Dendrite Building II of the Liberty Executive Park in Chesapeake, Virginia.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DENDRITE INTERNATIONAL, INC.


                                         CHRISTINE A. PELLIZZARI
Dated:   March 30, 2001             By:  _______________________________
                                         Christine A. Pellizzari
                                         Vice President, General Counsel and
                                         Secretary

                                                   EXHIBIT INDEX


                  3.1(a) Certificate of Amendment to the Restated Certificate of Incorporation of Dendrite International, Inc. dated August 19, 1998.

                  3.1(b) Certificate of Amendment to the Restated Certificate of Incorporation of Dendrite International, Inc. dated September 30, 1999.

                  3.1(c) Certificate of Amendment to the Restated Certificate of Incorporation of Dendrite International, Inc. Setting Forth the Terms of Series A Junior Participating Preferred Stock dated February 20, 2001.

                  10.17 Employment Agreement, dated as of August 7, 1997 between Dendrite International, Inc. and Kathleen Donovan.

                  10.18 Employment Agreement, dated as of September 8, 1998 between Dendrite International, Inc. and Christine Pellizzari.

                  10.19 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and Mark Cieplik.

                  10.20 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and Teresa F. Winslow.

                  10.21 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and Christopher J. French.

                  10.22 Amendment to Employment Agreement, dated as of May 26, 1999 between Dendrite International, Inc. and George T. Robson.

                  10.23    Amendment  to  Employment  Agreement,   dated  as  of
                           January 25, 2000 between Dendrite International, Inc. and Kathleen Donovan.

                  10.24 Amendment to Employment Agreement, dated as of August 1, 2000 between Dendrite International, Inc. and Christine Pellizzari.

                  10.25    Employment  Agreement,  dated as of  August  7,  2000
                           between   Dendrite   International,   Inc.  and  Marc
                           Kustoff.

                  10.26    Agreement  of  Purchase  and  Sale  between  Dendrite
                           International,   Inc.  and  Townsend  Property  Trust
                           Limited Partnership dated January 5, 2001.

                  10.27 Deed of Lease between Liberty Property Limited Partnership and Dendrite International, Inc., for Dendrite Building I of the Liberty Executive Park in Chesapeake, Virginia.

                  10.28 Deed of Lease between Liberty Property Limited Partnership and Dendrite International, Inc. for Dendrite Building II of the Liberty Executive Park in Chesapeake, Virginia.